SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CPI Card Group Inc. 10026 West San Juan Way Littleton, CO 80127	80127
(Address of principal executive offices)	(Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2019, CPI Card Group Inc. (the “Company”) received notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s continued non-compliance with the minimum $35 million market value of listed securities requirement, as set forth in Nasdaq Listing Rule 5550(b)(2) (the “Rule”), would serve as a basis for the delisting of the Company’s securities from The Nasdaq Capital Market unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”).

The Company intends to request a hearing before the Panel, which request will stay any suspension or delisting action by Nasdaq at least pending the ultimate conclusion of the hearing process. At the hearing, the Company will present its plan to regain compliance with the Rule and request a period of time to do so. The Company is working with its advisors to prepare a plan of compliance to be presented to the Panel.

The Company is diligently working to satisfy the applicable requirements for continued listing on The Nasdaq Capital Market; however, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will evidence compliance with the Rule and continued compliance with all other applicable listing criteria within the period of time that may be granted by the Panel.

Cautionary Note Regarding Forward Looking Statements.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K, other than statements of historical facts, are “forward-looking statements” for purposes of these provisions. These forward-looking statements include the possibility of the Panel granting the Company an extended period of time within which to regain compliance with the Rule and the Company’s ability to evidence compliance with the Rule and continued compliance with all other applicable listing criteria within any such period. Statements made in this Current Report on Form 8-K are qualified by the cautionary statements made in this Current Report on Form 8-K. The Company does not intend, and does not assume any obligation, to update any of the statements included in this Current Report on Form 8-K. An investment in stock issued by the Company is subject to the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and all of its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2019

CPI CARD GROUP INC.

By:	/s/ Sarah Kilgore
Name: Sarah Kilgore
Title: Chief Legal and Compliance Officer